UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06698

DWS Equity 500 Index Portfolio

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Semiannual Report
to Shareholders

DWS Equity 500 Index Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS Equity 500 Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

DWS Equity 500 Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, the fund may not be able to repllicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On May 19, 2003, the Investment Class of the fund was issued in conjunction with the combination of Equity 500 Index Fund — Investment (the "Acquired fund") and the fund. The Acquired fund was, and the fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the fund's Investment Class.

Average Annual Total Returns as of 6/30/06
DWS Equity 500 Index Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Investment Class	2.60%	8.40%	10.95%	2.25%	8.08%
Institutional Class	2.68%	8.57%	11.11%	2.39%	8.21%
S&P 500 Index+	2.71%	8.63%	11.22%	2.49%	8.32%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 6/30/06	$ 142.39	$ 143.86
12/31/05	$ 139.85	$ 141.29
Distribution Information: Six Months: Income Dividends as of 6/30/06	$ 1.10	$ 1.22
Institutional Class Lipper Rankings — S&P 500 Index Objective Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	172	7
3-Year	11	of	155	8
5-Year	10	of	137	8
10-Year	4	of	52	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,085,700	$1,371,700	$1,125,600	$2,201,500
	Average annual total return	8.57%	11.11%	2.39%	8.21%
S&P 500 Index+	Growth of $1,000,000	$1,086,300	$1,375,700	$1,131,100	$2,223,600
	Average annual total return	8.63%	11.22%	2.49%	8.32%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index Fund — Investment Class [] S&P 500 Index+

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,840	$13,658	$11,178	$21,746
	Average annual total return	8.40%	10.95%	2.25%	8.08%
S&P 500 Index+	Growth of $10,000	$10,863	$13,757	$11,311	$22,236
	Average annual total return	8.63%	11.22%	2.49%	8.32%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Fund Return*	Investment Class	Institutional Class
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,026.00	$ 1,026.80
Expenses Paid per $1,000**	$ 1.26	$ .55
Hypothetical 5% Fund Return*	Investment Class	Institutional Class
Beginning Account Value 1/1/066	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,023.55	$ 1,024.25
Expenses Paid per $1,000**	$ 1.25	$ .55

* Expenses include amounts allocated proportionally from the Master Portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class
DWS Equity 500 Index Fund	.25%	.11%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, a team of portfolio managers from Northern Trust Investments, the Portfolio's subadvisor, discusses the economic and market environment and DWS Equity 500 Index Fund's performance for the six-month period ended June 30, 2006. The fund is a feeder fund that invests all of its assets in a master portfolio, the DWS Equity 500 Index Portfolio. The fund and the master portfolio have the same objective. The master portfolio is advised by Deutsche Asset Management, Inc. and subadvisor by Northern Trust Investments, N.A.

Q: How would you describe the economic and market environment over the last six months?

A: At midyear 2006, the economy has begun to show signs of moderating. In recent months, employment has increased at a slower pace, housing activity has cooled, and consumer spending has weakened somewhat, perhaps reflecting the impact of rising energy costs, higher real interest rates and slower gains in real income.

Business investment has been a key driver of economic growth, and recent reports on capital expenditures continue to be positive. Corporate profits were positive in early 2006 compared with the prior year, and strong corporate finances should support continued business investment. The cumulative effect of the Federal Reserve Board's (the Fed) series of rate increases should begin to slow economic growth, especially now that real long-term interest rates have begun to increase. However, most indicators point to continued growth, albeit at a slower rate than in early 2006.

The Standard & Poor's 500 (S&P 500) Index, had a return of 2.71% for the six-month period ended June 30, 2006.1 Small-cap stocks (as measured by the Russell 2000 Index, which had a return of 8.21%) significantly outperformed large cap stocks (as measured by the Russell 1000 Index, which had a return of 2.76%).2 Among both large-cap and small-cap stocks, as measured by the relevant Russell indices, value-oriented stocks performed better than growth stocks.3

1 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is reconstituted annually on June 30 based on market values as of May 31. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion and the smallest of $218.4 million.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index is reconstituted annually on June 30 based on market values as of May 31. As of the latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion.

3 The Russell 1000 and 2000 Growth indices measure the performance of companies in the underlying indices with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 and 2000 Value indices measure the performance of companies in the underlying indices with lower price-to-book ratios and lower forecasted growth rates.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: The fund's Investment Class shares returned 2.60% for the six months ended June 30, 2006. (Past performance is no guarantee of future results. Please see pages 5 through 7 for performance of other share classes and for more complete performance information.) Since the fund's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the fund's return is normally close to the return of the index.

Q: Which sectors and stocks within the S&P 500 Index had the best and worst performance?

A: For the six months ended June 30, 2006, eight of the 10 industry sectors within the S&P 500 had positive returns, and two sectors had negative returns. The strongest sector was telecommunications, with a return of 13.80%, followed by energy, which returned 13.71%. Industrials and materials were strong, with returns of 7.06% and 6.97%, respectively. The other sectors with positive returns were consumer staples, 4.52%; utilities, 4.47%; financials, 3.11%; and consumer discretionary, 2.48%. The two sectors with negative returns were information technology (-5.86%), and health care (-3.80%).

Q: What changes have been made in the S&P 500 Index in recent months?

A: Over the six-month period, there were 15 additions to the index and 15 deletions. Most deletions occur as a result of mergers; these names are then replaced with companies that have reached a size appropriate for inclusion in the index. Notable deletions were Reebok International, acquired by adidas-Salomon AG; Siebel Systems, Inc., acquired by Oracle Corp.; Scientific-Atlanta, Inc., acquired by Cisco Systems, Inc.; Burlington Resources, Inc., acquired by ConocoPhillips; Cinergy Corp., merged into Duke Energy Corp.; Jefferson-Pilot Corp., acquired by Lincoln Financial Group; Maytag Corp., acquired by Whirlpool Corp. and Knight-Ridder, Inc., acquired by the McClatchy Company. Additions to the S&P 500 Index include Estee Lauder Companies, Inc., Chesapeake Energy Corp., Google, Inc., Dean Foods Co., Legg Mason, Inc. and CONSOL Energy, Inc.

Q: Do you have other comments for shareholders?

A: For many investors, we believe that holding an index fund such as this one is advantageous because it offers broad exposure to the equity market at a relatively low cost.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	6/30/06	12/31/05

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	21%	22%
Information Technology	15%	15%
Health Care	12%	13%
Industrials	12%	11%
Consumer Discretionary	10%	11%
Consumer Staples	10%	10%
Energy	10%	9%
Utilities	4%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (19.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.2%
2. General Electric Co. Industrial conglomerate	2.9%
3. Citigroup, Inc. Provider of diversified financial services	2.1%
4. Bank of America Corp. Provider of commercial banking services	1.9%
5. Microsoft Corp. Developer of computer software	1.8%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
7. Johnson & Johnson Provider of health care products	1.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.5%
9. American International Group, Inc. Provider of insurance services	1.3%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.3%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments in the DWS Equity 500 Index Portfolio, at value	$ 2,580,662,944
Receivable for Fund shares sold	2,754,058
Other assets	31,973
Total assets	2,583,448,975
Liabilities
Payable for Fund shares redeemed	1,963,559
Accrued expenses and payables	309,223
Total liabilities	2,272,782
Net assets, at value	$ 2,581,176,193
Net Assets
Net assets consist of: Undistributed net investment income	2,330,853
Net unrealized appreciation (depreciation) on investments and futures	1,473,644,800
Accumulated net realized gain (loss)	(243,532,539)
Paid-in capital	1,348,733,079
Net assets, at value	$ 2,581,176,193
Net Asset Value

Investment Class

Net Asset Value, offering and redemption price(a) per share ($748,775,821 ÷ 5,258,788 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 142.39

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($1,832,400,372 ÷ 12,737,762 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 143.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends	$ 24,663,566
Interest — Cash Management QP Trust	266,054
Interest	33,457
Expenses*	(644,091)
Net investment income allocated from DWS Equity 500 Index Portfolio	24,318,986
Expenses: Administrator service fee	1,347,488
Administrative services fee	209,686
Services to shareholders	200,067
Auditing	14,105
Legal	47,425
Trustees' fees and expenses	1,641
Reports to shareholders and shareholder meeting	128,687
Registration fees	12,633
Other	4,361
Total expenses before expense reductions	1,966,093
Expense reductions	(629,940)
Total expenses after expense reductions	1,336,153
Net investment income (loss)	22,982,833
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	(10,370,116)
Futures	(482,679)
(10,852,795)
Net unrealized appreciation (depreciation) during the period on investments and futures	57,059,308
Net gain (loss) on investment transactions	46,206,513
Net increase (decrease) in net assets resulting from operations	$ 69,189,346

* For the six months ended June 30, 2006, the DWS Equity 500 Index Portfolio was reimbursed by the Advisor for fees in the amount of $212,792, which was allocated to the feeder funds on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 22,982,833	$ 43,659,362
Net realized gain (loss) on investment transactions	(10,852,795)	(33,353,626)
Net unrealized appreciation (depreciation) during the period on investment transactions	57,059,308	107,792,171
Net increase (decrease) in net assets resulting from operations	69,189,346	118,097,907
Distributions to shareholders from: Net investment income: Investment Class	(5,856,751)	(12,172,712)
Institutional Class	(15,546,810)	(30,652,857)
Fund share transactions: Proceeds from shares sold	215,304,199	553,556,902
Reinvestment of distributions	20,415,354	40,468,431
Cost of shares redeemed	(282,360,000)	(644,086,400)
Redemption fees	1,453	22,607
Net increase (decrease) in net assets from Fund share transactions	(46,638,994)	(50,038,460)
Increase (decrease) in net assets	1,146,791	25,233,878
Net assets at beginning of period	2,580,029,402	2,554,795,524
Net assets at end of period (includes undistributed net investment income of $2,330,853 and $751,581, respectively)	$ 2,581,176,193	$ 2,580,029,402

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class Years Ended December 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 139.85	$ 135.69	$ 124.93	$ 106.22
Income (loss) from investment operations: Net investment income (loss)[c]	1.20	2.21	2.27	1.07
Net realized and unrealized gain (loss) on investment transactions	2.44	4.10	10.78	18.89
Total from investment operations	3.64	6.31	13.05	19.96
Less distributions from: Net investment income	(1.10)	(2.15)	(2.29)	(1.25)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 142.39	$ 139.85	$ 135.69	$ 124.93
Total Return (%)[d]	2.60**	4.70	10.57	18.88**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	749	768	727	573
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.36*	.36	.36	.36*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.25*	.25	.25	.25*
Ratio of net investment income (loss) (%)	1.67*	1.62	1.77	1.52*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 19, 2003 (commencement of operations of Investment Class shares) to December 31, 2003 (see Notes to Financial Statements).

[c] Based on average shares outstanding during period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class[d] Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 141.29	$ 137.10	$ 126.22	$ 99.84	$ 130.19	$ 151.92
Income (loss) from investment operations: Net investment income (loss)	1.30[b]	2.41[b]	2.46[b]	1.85[b]	1.71[b]	1.79
Net realized and unrealized gain (loss) on investment transactions	2.49	4.16	10.93	26.33	(30.42)	(20.07)
Total from investment operations	3.79	6.57	13.39	28.18	(28.71)	(18.28)
Less distributions from: Net investment income	(1.22)	(2.38)	(2.51)	(1.80)	(1.64)	(1.90)
Net realized gain on investment transactions	—	—	—	—	—	(1.55)
Total distributions	(1.22)	(2.38)	(2.51)	(1.80)	(1.64)	(3.45)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 143.86	$ 141.29	$ 137.10	$ 126.22	$ 99.84	$ 130.19
Total Return (%)[c]	2.68**	4.85	10.74	28.45	(22.12)	(12.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,832	1,812	1,828	1,982	1,394	1,448
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.15*	.11	.11	.11	.11	.11
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.11*	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	1.81*	1.77	1.92	1.69	1.52	1.25

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class shares.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity 500 Index Fund ("DWS Equity 500 Index Fund" or the "Fund"), is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing all of its investable assets in DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectuses and Statement of Additional Information. On June 30, 2006, the Fund owned approximately 79% of DWS Equity 500 Index Portfolio.

The Fund offers two classes of shares: Institutional Class and Investment Class. Institutional Class and Investment Class shares are offered to a limited group of investors, and are not subject to initial or contingent deferred sales charges. Institutional shares have lower ongoing expenses than the Investment Class shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $227,255,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates which range from December 31, 2009 through December 31, 2013, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $5,770,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") DeAM, Inc., indirect, wholly owned subsidiary of Deutsche Bank AG and Administrator is, the Advisor for the Portfolio.

For the period from January 1, 2006 through May 31, 2006, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses, including expenses allocated from the Portfolio, at 0.10% and 0.25% of average daily net assets for Institutional Class and Investment Class, respectively,(excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Effective June 1, 2006 and through September 30, 2006, the Advisor and Administrator has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses, including expenses allocated from the Portfolio, to the extent necessary to maintain the operating expenses of each class at 0.099% and 0.250% of average daily net assets for Institutional Class and Investment Class, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition, during the six month period ended June 30, 2006, the Advisor waived $5,948 of other expenses.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, was the Fund's Administrator. The Fund paid the Administrator a fee of 0.30% for the Investment Class and 0.05% for the Institutional Class based on each classes' average daily net assets, computed and accrued daily and paid monthly, for its services as Administrator. Accordingly, for the period January 1, 2006 through May 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2006	Annualized Effective Rate
Investment Class	$ 961,678	$ 335,643	$ 123.20%
Institutional Class	385,810	36,751	—	.05%
	$ 1,347,488	$ 372,394	$ 123

Administrative Services Agreement. Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which the DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM a fee ("Administrative Services Fee") of 0.10% of the of the Fund's average daily net assets, accrued daily and paid monthly. For the period June 1, 2006 through June 30, 2006, the amount charged to the Fund aggregated $209,686 of which $119,062 was waived. At June 30, 2006, $90,624 of the Administrative Services Fee is unpaid.

Service Provider Fees. DWS Scudder Investment Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Investment Class and Institutional Class shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives for the Fund. Prior to June 1, 2006, these fees were included in the Administrator Service Fee. For the period June 1, 2006 through June 30, 2006, the amount charged to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2006
Investment Class	$ 16,408	$ —	$ 16,408
Institutional Class	132,536	132,536	—
	$ 148,944	$ 132,536	$ 16,408

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,480, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and Chairman of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	574,277	$ 82,658,835	1,722,037	$ 231,768,168
Institutional Class	910,419	132,636,620	2,349,954	321,788,734
		$ 215,295,455		$ 553,556,902
Shares issued to shareholders in reinvestment of distributions
Investment Class	38,151	$ 5,441,508	82,282	$ 11,186,416
Institutional Class	103,916	14,973,846	213,076	29,282,015
		$ 20,415,354		$ 40,468,431
Shares redeemed
Investment Class	(847,179)	$ (122,202,250)	(1,668,321)	$ (225,239,467)
Institutional Class	(1,099,400)	(160,157,750)	(3,072,310)	(418,846,933)
		$ (282,360,000)		$ (644,086,400)
Redemption fees		$ 1,453		$ 22,607
Net increase (decrease)
Investment Class	(234,751)	$ (34,100,454)	135,998	$ 17,717,190
Institutional Class	(85,065)	(12,547,284)	(509,280)	(67,755,650)
		$ (46,647,738)		$ (50,038,460)

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Equity 500 Index Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,193,463.965	2,983,500.099	434.676	1,838,194.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,166,091.039	3,010,873.025	434.676	1,838,194.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,561,118.394	615,845.670	434.676	1,838,194.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	346,617.854	1,197.908	1,838,194.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	346,617.854	1,197.908	1,838,194.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	331,187.678	16,628.084	1,838,194.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	331,187.678	16,628.084	1,838,194.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	331,187.678	16,628.084	1,838,194.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,845,013.154	331,187.678	1,197.908	1,838,194.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	346,617.854	1,197.908	1,838,194.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,845,013.154	331,187.678	1,197.908	1,838,194.000

III-J Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	331,187.678	16,628.084	1,838,194.000

III-U. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,829,582.978	331,475.463	16,340.299	1,838,194.000

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Equity 500 Index Fund.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	7,455,030,120.875	104,822,239.631
Dawn-Marie Driscoll	7,455,029,292.947	104,823,067.559
Keith R. Fox	7,455,033,715.354	104,818,645.152
Kenneth C. Froewiss	7,455,029,385.705	104,822,974.801
Martin J. Gruber	7,455,029,919.097	104,822,441.409
Richard J. Herring	7,455,031,928.134	104,820,432.372
Graham E. Jones	7,455,024,550.559	104,827,809.947
Rebecca W. Rimel	7,455,030,100.541	104,822,259.965
Philip Saunders, Jr.	7,455,028,161.599	104,824,198.947
William N. Searcy, Jr.	7,455,031,234.433	104,821,126.073
Jean Gleason Stromberg	7,455,028,737.149	104,823,623.357
Carl W. Vogt	7,455,029,690.690	104,822,669.816
Axel Schwarzer	7,455,008,586.708	104,843,773.798

V. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,419,268,465.268	75,680,830,436	23,537,051.802	41,366,013.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of June 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 10.2%
Auto Components 0.2%
Cooper Tire & Rubber Co.	18,502	206,111
Goodyear Tire & Rubber Co.*	50,296	558,286
Johnson Controls, Inc.	54,664	4,494,474
		5,258,871
Automobiles 0.4%
Ford Motor Co.	524,985	3,638,146
General Motors Corp.	160,471	4,780,431
Harley-Davidson, Inc.	76,751	4,212,863
		12,631,440
Distributors 0.1%
Genuine Parts Co.	49,178	2,048,756
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	39,983	2,065,922
H&R Block, Inc.	92,282	2,201,848
		4,267,770
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	122,297	5,104,677
Darden Restaurants, Inc.	37,580	1,480,652
Harrah's Entertainment, Inc.	51,818	3,688,405
Hilton Hotels Corp.	92,839	2,625,487
International Game Technology	95,664	3,629,492
Marriott International, Inc. "A"	91,264	3,478,984
McDonald's Corp.	353,856	11,889,562
Starbucks Corp.*	215,008	8,118,702
Starwood Hotels & Resorts Worldwide, Inc.	60,812	3,669,396
Wendy's International, Inc.	32,180	1,875,772
YUM! Brands, Inc.	77,691	3,905,526
		49,466,655
Household Durables 0.6%
Black & Decker Corp.	22,052	1,862,512
Centex Corp.	34,604	1,740,581
D.R. Horton, Inc.	76,600	1,824,612
Fortune Brands, Inc.	41,254	2,929,447
Harman International Industries, Inc.	18,500	1,579,345
KB Home	21,872	1,002,831
Leggett & Platt, Inc.	51,366	1,283,123
Lennar Corp. "A"	38,600	1,712,682
Newell Rubbermaid, Inc.	77,250	1,995,367
Pulte Homes, Inc.	60,256	1,734,770
Snap-on, Inc.	16,632	672,265
The Stanley Works	20,853	984,679
Whirlpool Corp.	22,077	1,824,664
		21,146,878
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	86,912	3,361,756
Leisure Equipment & Products 0.2%
Brunswick Corp.	26,730	888,773
Eastman Kodak Co.	81,731	1,943,563
Hasbro, Inc.	50,902	921,835
Mattel, Inc.	110,314	1,821,284
		5,575,455
Media 3.4%
CBS Corp. "B"	217,554	5,884,836
Clear Channel Communications, Inc.	145,563	4,505,175
Comcast Corp. "A"*	602,227	19,716,912
Dow Jones & Co., Inc.	16,822	588,938
E.W. Scripps Co. "A"	24,600	1,061,244
Gannett Co., Inc.	67,069	3,751,169
Interpublic Group of Companies, Inc.*	121,095	1,011,143
McClatchy Co. "A"	0	19
McGraw-Hill Companies, Inc.	103,374	5,192,476
Meredith Corp.	12,038	596,363
New York Times Co. "A"	41,573	1,020,201
News Corp. "A"	676,000	12,965,680
Omnicom Group, Inc.	50,368	4,487,285
Time Warner, Inc.	1,207,912	20,896,878
Tribune Co.	73,797	2,393,237
Univision Communications, Inc. "A"*	62,997	2,110,400
Viacom, Inc. "B"*	217,654	7,800,719
Walt Disney Co.	620,364	18,610,929
		112,593,604
Multiline Retail 1.2%
Big Lots, Inc.*	32,296	551,616
Dillard's, Inc. "A"	17,568	559,541
Dollar General Corp.	90,736	1,268,489
Family Dollar Stores, Inc.	44,472	1,086,451
Federated Department Stores, Inc.	153,750	5,627,250
J.C. Penney Co., Inc.	65,875	4,447,221
Kohl's Corp.*	97,138	5,742,799
Nordstrom, Inc.	61,532	2,245,918
Sears Holdings Corp.*	28,138	4,356,888
Target Corp.	247,591	12,099,772
		37,985,945
Specialty Retail 2.1%
AutoNation, Inc.*	41,559	891,025
AutoZone, Inc.*	15,908	1,403,086
Bed Bath & Beyond, Inc.*	78,966	2,619,302
Best Buy Co., Inc.	114,572	6,283,129
Circuit City Stores, Inc.	43,233	1,176,802
Home Depot, Inc.	582,999	20,865,534
Limited Brands, Inc.	98,011	2,508,102
Lowe's Companies, Inc.	220,187	13,358,745
Office Depot, Inc.*	83,259	3,163,842
OfficeMax, Inc.	20,278	826,329
RadioShack Corp.	38,595	540,330
Staples, Inc.	205,273	4,992,239
The Gap, Inc.	161,658	2,812,849
The Sherwin-Williams Co.	31,505	1,495,857
Tiffany & Co.	40,716	1,344,442
TJX Companies, Inc.	129,699	2,964,919
		67,246,532
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.*	108,900	3,256,110
Jones Apparel Group, Inc.	32,460	1,031,904
Liz Claiborne, Inc.	29,606	1,097,198
NIKE, Inc. "B"	53,308	4,317,948
VF Corp.	25,040	1,700,717
		11,403,877
Consumer Staples 9.5%
Beverages 2.1%
Anheuser-Busch Companies, Inc.	218,680	9,969,621
Brown-Forman Corp. "B"	23,878	1,706,083
Coca-Cola Co.	580,135	24,957,408
Coca-Cola Enterprises, Inc.	87,024	1,772,679
Constellation Brands, Inc. "A"*	56,500	1,412,500
Molson Coors Brewing Co. "B"	16,302	1,106,580
Pepsi Bottling Group, Inc.	38,062	1,223,693
PepsiCo, Inc.	466,550	28,011,662
		70,160,226
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	133,233	7,611,601
CVS Corp.	230,218	7,067,693
Kroger Co.	204,263	4,465,189
Safeway, Inc.	127,907	3,325,582
SUPERVALU, Inc.	57,592	1,768,068
Sysco Corp.	174,390	5,329,358
Wal-Mart Stores, Inc.	703,554	33,890,196
Walgreen Co.	284,978	12,778,414
Whole Foods Market, Inc.	39,100	2,527,424
		78,763,525
Food Products 1.2%
Archer-Daniels-Midland Co.	184,153	7,601,836
Campbell Soup Co.	52,309	1,941,187
ConAgra Foods, Inc.	146,252	3,233,632
Dean Foods Co.*	39,000	1,450,410
General Mills, Inc.	100,350	5,184,081
H.J. Heinz Co.	95,054	3,918,126
Kellogg Co.	71,534	3,464,391
McCormick & Co., Inc.	37,300	1,251,415
Sara Lee Corp.	215,739	3,456,139
The Hershey Co.	50,960	2,806,367
Tyson Foods, Inc. "A"	72,400	1,075,864
William Wrigley Jr. Co.	63,102	2,862,307
		38,245,755
Household Products 2.1%
Clorox Co.	42,732	2,605,370
Colgate-Palmolive Co.	145,168	8,695,563
Kimberly-Clark Corp.	129,807	8,009,092
Procter & Gamble Co.	926,296	51,502,058
		70,812,083
Personal Products 0.2%
Alberto-Culver Co.	21,687	1,056,591
Avon Products, Inc.	126,870	3,932,970
Estee Lauder Companies, Inc. "A"	33,900	1,310,913
		6,300,474
Tobacco 1.5%
Altria Group, Inc.	587,752	43,158,629
Reynolds American, Inc.	24,045	2,772,388
UST, Inc.	46,051	2,081,045
		48,012,062
Energy 10.1%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	96,373	7,888,130
BJ Services Co.	92,028	3,428,963
Halliburton Co.	145,360	10,787,166
Nabors Industries Ltd.*	89,738	3,032,247
National-Oilwell Varco, Inc.*	49,600	3,140,672
Noble Corp.	39,024	2,904,166
Rowan Companies, Inc.	30,939	1,101,119
Schlumberger Ltd.	332,744	21,664,962
Transocean, Inc.*	91,800	7,373,376
Weatherford International Ltd.*	95,400	4,733,748
		66,054,549
Oil, Gas & Consumable Fuels 8.1%
Anadarko Petroleum Corp.	129,868	6,193,405
Apache Corp.	92,974	6,345,475
Chesapeake Energy Corp.	104,800	3,170,200
Chevron Corp.	626,956	38,908,889
ConocoPhillips	464,609	30,445,828
CONSOL Energy, Inc.	27,575	1,288,304
Devon Energy Corp.	124,404	7,515,246
El Paso Corp.	187,098	2,806,470
EOG Resources, Inc.	68,300	4,735,922
ExxonMobil Corp.	1,706,668	104,704,082
Hess Corp.	68,265	3,607,805
Kerr-McGee Corp.	65,934	4,572,523
Kinder Morgan, Inc.	28,259	2,822,792
Marathon Oil Corp.	103,294	8,604,390
Murphy Oil Corp.	46,500	2,597,490
Occidental Petroleum Corp.	121,331	12,442,494
Sunoco, Inc.	37,872	2,624,151
Valero Energy Corp.	175,100	11,647,652
Williams Companies, Inc.	164,623	3,845,593
XTO Energy, Inc.	103,100	4,564,237
		263,442,948
Financials 21.2%
Capital Markets 3.4%
Ameriprise Financial, Inc.	71,108	3,176,394
Bank of New York Co., Inc.	217,231	6,994,838
Bear Stearns Companies, Inc.	32,308	4,525,705
Charles Schwab Corp.	290,597	4,643,740
E*TRADE Financial Corp.*	112,100	2,558,122
Federated Investors, Inc. "B"	24,500	771,750
Franklin Resources, Inc.	42,971	3,730,313
Janus Capital Group, Inc.	61,879	1,107,634
Legg Mason, Inc.	37,200	3,702,144
Lehman Brothers Holdings, Inc.	152,244	9,918,697
Mellon Financial Corp.	116,701	4,018,015
Merrill Lynch & Co., Inc.	258,604	17,988,494
Morgan Stanley	302,364	19,112,428
Northern Trust Corp.	54,505	3,014,127
State Street Corp.	94,234	5,474,053
T. Rowe Price Group, Inc.	74,552	2,818,811
The Goldman Sachs Group, Inc.	122,769	18,468,141
		112,023,406
Commercial Banks 4.2%
AmSouth Bancorp.	98,099	2,594,719
BB&T Corp.	150,818	6,272,521
Comerica, Inc.	46,157	2,399,702
Commerce Bancorp, Inc.	51,900	1,851,273
Compass Bancshares, Inc.	35,100	1,951,560
Fifth Third Bancorp.	156,491	5,782,343
First Horizon National Corp.	35,391	1,422,718
Huntington Bancshares, Inc.	66,896	1,577,408
KeyCorp.	114,083	4,070,481
M&T Bank Corp.	22,500	2,653,200
Marshall & Ilsley Corp.	60,855	2,783,508
National City Corp.	154,123	5,577,711
North Fork Bancorp., Inc.	133,948	4,041,211
PNC Financial Services Group, Inc.	82,361	5,779,271
Regions Financial Corp.	128,531	4,256,947
SunTrust Banks, Inc.	104,192	7,945,682
Synovus Financial Corp.	88,621	2,373,270
US Bancorp.	507,115	15,659,711
Wachovia Corp.	456,948	24,711,748
Wells Fargo & Co.	471,978	31,660,284
Zions Bancorp.	25,456	1,984,041
		137,349,309
Consumer Finance 1.0%
American Express Co.	348,543	18,549,458
Capital One Financial Corp.	83,758	7,157,121
SLM Corp.	117,565	6,221,540
		31,928,119
Diversified Financial Services 5.4%
Bank of America Corp.	1,287,295	61,918,890
CIT Group, Inc.	56,800	2,970,072
Citigroup, Inc.	1,405,660	67,809,038
JPMorgan Chase & Co.	981,613	41,227,746
Moody's Corp.	68,500	3,730,510
		177,656,256
Insurance 4.7%
ACE Ltd.	89,128	4,508,986
AFLAC, Inc.	140,344	6,504,944
Allstate Corp.	181,670	9,942,799
Ambac Financial Group, Inc.	29,934	2,427,647
American International Group, Inc.	730,948	43,162,479
Aon Corp.	90,687	3,157,721
Chubb Corp.	112,558	5,616,644
Cincinnati Financial Corp.	49,034	2,305,088
Genworth Financial, Inc. "A"	106,900	3,724,396
Hartford Financial Services Group, Inc.	85,146	7,203,352
Lincoln National Corp.	80,374	4,536,309
Loews Corp.	114,586	4,062,074
Marsh & McLennan Companies, Inc.	155,032	4,168,811
MBIA, Inc.	38,146	2,233,448
MetLife, Inc.	213,411	10,928,777
Principal Financial Group, Inc.	78,719	4,380,712
Progressive Corp.	221,388	5,691,886
Prudential Financial, Inc.	139,416	10,832,623
Safeco Corp.	34,989	1,971,630
The St. Paul Travelers Companies, Inc.	195,675	8,723,192
Torchmark Corp.	29,410	1,785,775
UnumProvident Corp.	84,894	1,539,128
XL Capital Ltd. "A"	49,532	3,036,312
		152,444,733
Real Estate Investment Trusts 0.9%
Apartment Investment & Management Co. "A" (REIT)	27,500	1,194,875
Archstone-Smith Trust (REIT)	60,600	3,082,722
Boston Properties, Inc. (REIT)	25,300	2,287,120
Equity Office Properties Trust (REIT)	105,311	3,844,904
Equity Residential (REIT)	82,460	3,688,436
Kimco Realty Corp. (REIT)	57,800	2,109,122
Plum Creek Timber Co., Inc. (REIT)	52,024	1,846,852
ProLogis (REIT)	69,100	3,601,492
Public Storage, Inc. (REIT)	23,700	1,798,830
Simon Property Group, Inc. (REIT)	51,534	4,274,230
Vornado Realty Trust (REIT)	33,400	3,258,170
		30,986,753
Thrifts & Mortgage Finance 1.6%
Countrywide Financial Corp.	169,844	6,467,660
Fannie Mae	272,528	13,108,597
Freddie Mac	194,631	11,095,913
Golden West Financial Corp.	72,056	5,346,555
MGIC Investment Corp.	24,863	1,616,095
Sovereign Bancorp, Inc.	106,692	2,166,906
Washington Mutual, Inc.	270,959	12,350,311
		52,152,037
Health Care 12.2%
Biotechnology 1.2%
Amgen, Inc.*	332,624	21,697,063
Biogen Idec, Inc.*	97,271	4,506,565
Genzyme Corp.*	73,140	4,465,197
Gilead Sciences, Inc.*	130,160	7,700,266
MedImmune, Inc.*	70,537	1,911,553
		40,280,644
Health Care Equipment & Supplies 1.5%
Bausch & Lomb, Inc.	15,501	760,169
Baxter International, Inc.	179,198	6,587,318
Becton, Dickinson & Co.	69,592	4,254,159
Biomet, Inc.	70,375	2,202,034
Boston Scientific Corp.*	342,306	5,764,433
C.R. Bard, Inc.	29,594	2,168,056
Hospira, Inc.*	46,022	1,976,185
Medtronic, Inc.	339,899	15,948,061
St. Jude Medical, Inc.*	103,226	3,346,587
Stryker Corp.	82,948	3,492,940
Zimmer Holdings, Inc.*	69,808	3,959,510
		50,459,452
Health Care Providers & Services 2.7%
Aetna, Inc.	159,696	6,376,661
AmerisourceBergen Corp.	58,848	2,466,908
Cardinal Health, Inc.	118,768	7,640,346
Caremark Rx, Inc.*	126,300	6,298,581
CIGNA Corp.	34,425	3,391,207
Coventry Health Care, Inc.*	45,558	2,502,957
Express Scripts, Inc.*	41,200	2,955,688
HCA, Inc.	109,688	4,733,037
Health Management Associates, Inc. "A"	67,833	1,336,988
Humana, Inc.*	46,051	2,472,939
Laboratory Corp. of America Holdings*	35,600	2,215,388
Manor Care, Inc.	22,909	1,074,890
McKesson Corp.	86,215	4,076,245
Medco Health Solutions, Inc.*	85,688	4,908,209
Patterson Companies, Inc.*	39,900	1,393,707
Quest Diagnostics, Inc.	46,202	2,768,424
Tenet Healthcare Corp.*	133,648	932,863
UnitedHealth Group, Inc.	382,024	17,107,035
WellPoint, Inc.*	179,816	13,085,210
		87,737,283
Health Care Technology 0.1%
IMS Health, Inc.	56,706	1,522,556

Life Sciences Tools & Services 0.3%
Applera Corp. — Applied Biosystems Group	52,035	1,683,332
Fisher Scientific International, Inc.*	34,700	2,534,835
Millipore Corp.*	14,281	899,560
PerkinElmer, Inc.	36,963	772,527
Thermo Electron Corp.*	45,828	1,660,807
Waters Corp.*	29,705	1,318,902
		8,869,963
Pharmaceuticals 6.4%
Abbott Laboratories	433,322	18,897,172
Allergan, Inc.	42,639	4,573,459
Barr Pharmaceuticals, Inc.*	30,100	1,435,469
Bristol-Myers Squibb Co.	551,736	14,267,893
Eli Lilly & Co.	318,247	17,589,512
Forest Laboratories, Inc.*	91,781	3,551,007
Johnson & Johnson	838,101	50,219,012
King Pharmaceuticals, Inc.*	69,175	1,175,975
Merck & Co., Inc.	615,906	22,437,456
Mylan Laboratories, Inc.	63,100	1,262,000
Pfizer, Inc.	2,072,193	48,634,370
Schering-Plough Corp.	416,652	7,928,887
Watson Pharmaceuticals, Inc.*	29,407	684,595
Wyeth	378,509	16,809,585
		209,466,392
Industrials 11.6%
Aerospace & Defense 2.4%
Boeing Co.	225,420	18,464,152
General Dynamics Corp.	112,760	7,381,270
Goodrich Corp.	34,438	1,387,507
Honeywell International, Inc.	233,868	9,424,881
L-3 Communications Holdings, Inc.	34,200	2,579,364
Lockheed Martin Corp.	100,926	7,240,431
Northrop Grumman Corp.	98,750	6,325,925
Raytheon Co.	125,623	5,599,017
Rockwell Collins, Inc.	49,044	2,740,088
United Technologies Corp.	285,940	18,134,315
		79,276,950
Air Freight & Logistics 1.1%
FedEx Corp.	85,601	10,003,333
United Parcel Service, Inc. "B"	307,570	25,322,238
		35,325,571
Airlines 0.1%
Southwest Airlines Co.	199,391	3,264,031

Building Products 0.2%
American Standard Companies, Inc.	50,752	2,196,039
Masco Corp.	117,205	3,473,956
		5,669,995
Commercial Services & Supplies 0.7%
Allied Waste Industries, Inc.*	62,446	709,387
Avery Dennison Corp.	31,431	1,824,884
Cendant Corp.	283,873	4,624,291
Cintas Corp.	38,766	1,541,336
Equifax, Inc.	37,309	1,281,191
Monster Worldwide, Inc.*	33,889	1,445,705
Pitney Bowes, Inc.	64,385	2,659,100
R.R. Donnelley & Sons Co.	61,021	1,949,621
Robert Half International, Inc.	48,775	2,048,550
Waste Management, Inc.	155,540	5,580,775
		23,664,840
Construction & Engineering 0.1%
Fluor Corp.	24,404	2,267,864

Electrical Equipment 0.5%
American Power Conversion Corp.	49,297	960,798
Cooper Industries Ltd. "A"	25,801	2,397,429
Emerson Electric Co.	115,870	9,711,065
Rockwell Automation, Inc.	49,856	3,590,131
		16,659,423
Industrial Conglomerates 4.0%
3M Co.	212,566	17,168,956
General Electric Co.	2,935,465	96,752,926
Textron, Inc.	37,227	3,431,585
Tyco International Ltd.	567,529	15,607,047
		132,960,514
Machinery 1.6%
Caterpillar, Inc.	188,868	14,066,889
Cummins, Inc.	13,323	1,628,737
Danaher Corp.	66,822	4,297,991
Deere & Co.	66,696	5,568,449
Dover Corp.	57,259	2,830,312
Eaton Corp.	42,354	3,193,492
Illinois Tool Works, Inc.	115,542	5,488,245
Ingersoll-Rand Co., Ltd. "A"	92,254	3,946,626
ITT Industries, Inc.	51,992	2,573,604
Navistar International Corp.*	17,671	434,883
PACCAR, Inc.	47,685	3,928,290
Pall Corp.	35,510	994,280
Parker Hannifin Corp.	34,068	2,643,677
		51,595,475
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	104,986	8,320,141
CSX Corp.	61,826	4,355,023
Norfolk Southern Corp.	116,144	6,181,184
Ryder System, Inc.	17,290	1,010,255
Union Pacific Corp.	74,665	6,940,858
		26,807,461
Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	21,762	1,637,155

Information Technology 14.7%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	33,432	563,664
Andrew Corp.*	46,667	413,470
Avaya, Inc.*	120,255	1,373,312
Ciena Corp.*	163,089	784,458
Cisco Systems, Inc.*	1,732,164	33,829,163
Comverse Technologies, Inc.*	56,805	1,123,035
Corning, Inc.*	435,390	10,532,084
JDS Uniphase Corp.*	481,919	1,219,255
Juniper Networks, Inc.*	159,400	2,548,806
Lucent Technologies, Inc.*	1,258,595	3,045,800
Motorola, Inc.	703,896	14,183,504
QUALCOMM, Inc.	466,454	18,690,812
Tellabs, Inc.*	128,130	1,705,410
		90,012,773
Computers & Peripherals 3.4%
Apple Computer, Inc.*	239,878	13,701,831
Dell, Inc.*	640,747	15,640,634
EMC Corp.*	669,362	7,342,901
Gateway, Inc.*	80,725	153,378
Hewlett-Packard Co.	786,836	24,926,964
International Business Machines Corp.	441,420	33,909,884
Lexmark International, Inc. "A"*	30,857	1,722,746
NCR Corp.*	51,598	1,890,551
Network Appliance, Inc.*	105,409	3,720,938
QLogic Corp.*	46,600	803,384
SanDisk Corp.*	51,800	2,640,764
Sun Microsystems, Inc.*	980,565	4,069,345
		110,523,320
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	118,041	3,725,374
Jabil Circuit, Inc.	49,675	1,271,680
Molex, Inc.	40,086	1,345,687
Sanmina-SCI Corp.*	152,438	701,215
Solectron Corp.*	262,527	897,842
Symbol Technologies, Inc.	69,419	749,031
Tektronix, Inc.	23,110	679,896
		9,370,725
Internet Software & Services 1.4%
eBay, Inc.*	324,832	9,514,329
Google, Inc. "A"*	58,100	24,363,073
VeriSign, Inc.*	69,600	1,612,632
Yahoo!, Inc.*	355,322	11,725,626
		47,215,660
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	33,400	1,723,774
Automatic Data Processing, Inc.	163,237	7,402,798
Computer Sciences Corp.*	53,032	2,568,870
Convergys Corp.*	40,140	782,730
Electronic Data Systems Corp.	144,919	3,486,751
First Data Corp.	216,088	9,732,603
Fiserv, Inc.*	51,950	2,356,452
Paychex, Inc.	94,067	3,666,732
Sabre Holdings Corp.	37,746	830,412
Unisys Corp.*	96,184	604,036
		33,155,158
Office Electronics 0.1%
Xerox Corp.*	262,256	3,647,981

Semiconductors & Semiconductor Equipment 2.7%
Advanced Micro Devices, Inc.*	133,997	3,272,207
Altera Corp.*	102,243	1,794,365
Analog Devices, Inc.	103,068	3,312,606
Applied Materials, Inc.	446,835	7,274,474
Broadcom Corp. "A"*	123,370	3,707,269
Freescale Semiconductor, Inc. "B"*	115,543	3,396,964
Intel Corp.	1,656,782	31,396,019
KLA-Tencor Corp.	56,485	2,348,081
Linear Technology Corp.	87,006	2,913,831
LSI Logic Corp.*	111,455	997,522
Maxim Integrated Products, Inc.	91,243	2,929,813
Micron Technology, Inc.*	177,949	2,679,912
National Semiconductor Corp.	96,066	2,291,174
Novellus Systems, Inc.*	37,982	938,155
NVIDIA Corp.*	97,598	2,077,861
PMC-Sierra, Inc.*	51,502	484,119
Teradyne, Inc.*	56,458	786,460
Texas Instruments, Inc.	450,748	13,653,157
Xilinx, Inc.	98,113	2,222,259
		88,476,248
Software 3.1%
Adobe Systems, Inc.*	168,904	5,127,925
Autodesk, Inc.*	64,948	2,238,108
BMC Software, Inc.*	60,369	1,442,819
CA, Inc.	129,515	2,661,533
Citrix Systems, Inc.*	48,514	1,947,352
Compuware Corp.*	111,721	748,531
Electronic Arts, Inc.*	86,206	3,710,306
Intuit, Inc.*	49,833	3,009,415
Microsoft Corp.	2,474,685	57,660,161
Novell, Inc.*	109,682	727,192
Oracle Corp.*	1,098,529	15,917,685
Parametric Technology Corp.*	30,781	391,227
Symantec Corp.*	293,806	4,565,745
		100,147,999
Materials 3.0%
Chemicals 1.5%
Air Products & Chemicals, Inc.	63,190	4,039,105
Ashland, Inc.	20,204	1,347,607
Dow Chemical Co.	272,391	10,631,421
E.I. du Pont de Nemours & Co.	259,052	10,776,563
Eastman Chemical Co.	22,986	1,241,244
Ecolab, Inc.	51,942	2,107,806
Hercules, Inc.*	32,030	488,778
International Flavors & Fragrances, Inc.	22,416	789,940
Monsanto Co.	75,892	6,389,347
PPG Industries, Inc.	46,562	3,073,092
Praxair, Inc.	90,928	4,910,112
Rohm & Haas Co.	40,589	2,034,321
Sigma-Aldrich Corp.	18,834	1,368,102
		49,197,438
Construction Materials 0.1%
Vulcan Materials Co.	28,631	2,233,218

Containers & Packaging 0.2%
Ball Corp.	29,924	1,108,385
Bemis Co., Inc.	30,630	937,890
Pactiv Corp.*	41,149	1,018,438
Sealed Air Corp.	23,536	1,225,755
Temple-Inland, Inc.	31,162	1,335,915
		5,626,383
Metals & Mining 0.9%
Alcoa, Inc.	245,551	7,946,030
Allegheny Technologies, Inc.	24,379	1,688,002
Freeport-McMoRan Copper & Gold, Inc. "B"	51,690	2,864,143
Newmont Mining Corp.	125,800	6,658,594
Nucor Corp.	87,436	4,743,403
Phelps Dodge Corp.	57,374	4,713,848
United States Steel Corp.	30,992	2,173,159
		30,787,179
Paper & Forest Products 0.3%
International Paper Co.	138,762	4,482,012
Louisiana-Pacific Corp.	30,591	669,943
MeadWestvaco Corp.	52,044	1,453,589
Weyerhaeuser Co.	68,564	4,268,109
		10,873,653
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	1,092,581	30,472,084
BellSouth Corp.	506,307	18,328,314
CenturyTel, Inc.	32,655	1,213,133
Citizens Communications Co.	92,505	1,207,190
Embarq Corp.*	41,781	1,712,603
Qwest Communications International, Inc.*	436,881	3,534,367
Verizon Communications, Inc.	824,312	27,606,209
		84,073,900
Wireless Telecommunication Services 0.7%
ALLTEL Corp.	109,236	6,972,534
Sprint Nextel Corp.	835,628	16,704,204
		23,676,738
Utilities 3.3%
Electric Utilities 1.5%
Allegheny Energy, Inc.*	46,818	1,735,543
American Electric Power Co., Inc.	111,715	3,826,239
Edison International	91,790	3,579,810
Entergy Corp.	58,509	4,139,512
Exelon Corp.	187,938	10,680,517
FirstEnergy Corp.	92,895	5,035,838
FPL Group, Inc.	114,094	4,721,210
Pinnacle West Capital Corp.	27,896	1,113,329
PPL Corp.	107,848	3,483,490
Progress Energy, Inc.	71,050	3,045,914
Southern Co.	208,888	6,694,860
		48,056,262
Gas Utilities 0.0%
Nicor, Inc.	12,637	524,435
Peoples Energy Corp.	8,292	297,766
		822,201
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	186,150	3,434,468
Constellation Energy Group	50,287	2,741,647
Dynegy, Inc. "A"*	86,161	471,301
TXU Corp.	130,350	7,793,626
		14,441,042
Multi-Utilities 1.4%
Ameren Corp.	57,619	2,909,759
CenterPoint Energy, Inc.	88,268	1,103,350
CMS Energy Corp.*	62,849	813,266
Consolidated Edison, Inc.	69,116	3,071,515
Dominion Resources, Inc.	97,818	7,315,808
DTE Energy Co.	50,703	2,065,640
Duke Energy Corp.	348,996	10,250,013
KeySpan Corp.	49,575	2,002,830
NiSource, Inc.	77,366	1,689,673
PG&E Corp.	97,247	3,819,862
Public Service Enterprise Group, Inc.	69,173	4,573,719
Sempra Energy	72,790	3,310,489
TECO Energy, Inc.	59,788	893,233
Xcel Energy, Inc.	113,737	2,181,476
		46,000,633
Total Common Stocks (Cost $2,620,646,073)		3,245,123,854

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.658%**, 9/21/2006 (a) (Cost $1,775,996)	1,795,000	1,775,919

	Shares	Value ($)

Cash Equivalents 0.7%
Cash Management QP Trust, 5.07% (b) (Cost $22,014,348)	22,014,348	22,014,348

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,644,436,417)+	99.9	3,268,914,121
Other Assets and Liabilities, Net	0.1	5,189,136
Net Assets	100.0	3,274,103,257

* Non-income producing security

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,644,613,703. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $624,300,418. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $905,550,494 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $281,250,076.

(a) At June 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	9/14/2006	90	28,281,578	28,786,500	504,922

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,622,422,069)	$ 3,246,899,773
Investment in Cash Management QP Trust (cost $22,014,348)	22,014,348
Total investments in securities, at value (cost $2,644,436,417)	3,268,914,121
Receivable for investments sold	2,417,842
Dividends receivable	3,694,618
Interest receivable	94,556
Other assets	121,605
Total assets	3,275,242,742
Liabilities
Due to custodian	695,908
Payable for investments purchased	254,729
Payable for daily variation margin on open futures contracts	72,925
Accrued management fee	18,621
Other accrued expenses and payables	97,302
Total liabilities	1,139,485
Net assets	$ 3,274,103,257

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 31,446,137
Interest — Cash Management QP Trust	338,926
Interest	42,655
Total Income	31,827,718
Expenses: Management fee	830,135
Administrative services fee	79,878
Auditing	29,994
Legal	20,656
Custodian fees	9,506
Trustees' fees and expenses	69,466
Other	52,880
Total expenses before expense reductions	1,092,515
Expense reductions	(271,267)
Total expenses after expense reductions	821,248
Net investment income (loss)	31,006,470
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(13,165,991)
Futures	(610,666)
(13,776,657)
Net unrealized appreciation (depreciation) during the period on: Investments	72,668,283
Futures	648,283
73,316,566
Net gain (loss) on investment transactions	59,539,909
Net increase (decrease) in net assets resulting from operations	$ 90,546,379

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 31,006,470	$ 59,209,202
Net realized gain (loss) on investment transactions	(13,776,657)	(42,983,054)
Net unrealized appreciation (depreciation) during the period on investment transactions	73,316,566	142,979,748
Net increase (decrease) in net assets resulting from operations	90,546,379	159,205,896
Capital transactions in shares of beneficial interest: Proceeds from capital invested	267,249,942	711,454,930
Value of capital withdrawn	(390,851,600)	(835,252,260)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(123,601,658)	(123,797,330)
Increase (decrease) in net assets	(33,055,279)	35,408,566
Net assets at beginning of period	3,307,158,536	3,271,749,970
Net assets at end of period	$ 3,274,103,257	$ 3,307,158,536

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,274	3,307	3,272	3,260	2,348	2,961
Ratio of expenses before expense reductions (%)	.07*	.06	.06	.05	.05	.05
Ratio of expenses after expense reductions (%)	.05*	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	1.87*	1.82	1.97	1.74	1.56	1.29
Portfolio turnover rate (%)	5*	9	7	8[b]	19	9[b]
Total investment return (%)[c,d]	2.71**	4.90	10.79	28.50	(22.02)	—

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[c] Total investment return would have been lower had certain expenses not been reduced.

[d] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $84,514,625 and $187,251,295, respectively. Purchases and sales of US Treasury obligations aggregated $2,539,483 and $785,736, respectively.

C. Related Parties

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the period from January 1, 2006 through May 31, 2006, the Advisor agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annualized operating expenses of the Portfolio at 0.05% of average daily net assets. The amount of the waiver and whether the Advisor waives its fees may vary at any time without notice to shareholders.

Effective June 1, 2006 and through September 30, 2006, the Advisor agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annualized operating expenses of the Portfolio at 0.049% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses).

Accordingly, for the six months ended June 30, 2006, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement of $248,327 and charged $581,808, which was equivalent to an annualized effective rate of 0.04% of the Portfolio's average net assets.

Administrator Services Agreement. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, was the Portfolio's Administrator. For its services as Administrator, ICCC did not receive a fee from the Portfolio. Effective June 1, 2006, the Portfolio entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DeIM a fee of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through June 30, 2006, DeIM received an Administrative fee of $79,878, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Portfolio and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Reductions

For the six months ended June 30, 2006, the Advisor had agreed to reimburse the Portfolio $22,723, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended June 30, 2006, custodian fees were reduced by $217 for custody credits earned.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Equity 500 Index Portfolio (the "Portfolio") was held on May 5, 2006, at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	57,617,596.130	3,891,067.330
Dawn-Marie Driscoll	57,591,332.617	3,917,330.843
Keith R. Fox	57,604,938.331	3,903,725.129
Kenneth C. Froewiss	57,637,535.228	3,871,128.232
Martin J. Gruber	57,588,079.198	3,920,584.262
Richard J. Herring	57,631,382.838	3,877,280,622
Graham E. Jones	57,521,498.803	3,987,164.657
Rebecca W. Rimel	57,635,722.248	3,872,941.212
Philip Saunders, Jr.	57,607,167.464	3,901,495.996
William N. Searcy, Jr.	57,628,678.751	3,879,984.709
Jean Gleason Stromberg	57,577,473.848	3,931,189.612
Carl W. Vogt	57,497,001.103	4,011,662.357
Axel Schwarzer	57,565,173.425	3,943,490.035

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

Number of Votes:
For	Against	Abstain
52,603,376.298	4,963,655.137	3,941,632.025

II-C. Approval of an Amended and Restated Investment Management Agreement between the Portfolio and Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
52,437,644.651	4,823,546.182	4,247,472.627

II-D. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
54,587,151.513	2,974,076.609	3,947,435.338

III. Approval of revised fundamental investment restrictions for the Portfolio on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
55,016,045.296	2,342,135.948	4,150,482.216

III-B. Senior Securities

Number of Votes:
For	Against	Abstain
55,069,640.480	2,279,882.788	4,159,140.192

III-C. Concentration

Number of Votes:
For	Against	Abstain
55,089,477.187	2,260,046.081	4,159,140.192

III-D. Underwriting

Number of Votes:
For	Against	Abstain
55,102,352.639	2,247,170.629	4,159,140.192

III-E. Real Estate

Number of Votes:
For	Against	Abstain
55,074,014.294	2,284,166.950	4,150,482.216

III-F. Commodities

Number of Votes:
For	Against	Abstain
54,968,508.645	2,389,672.599	4,150,482.216

III-G. Oil, Gas and Mineral Interests

Number of Votes:
For	Against	Abstain
55,078,056.451	2,286,896.993	4,143,710.016

III-H. Lending

Number of Votes:
For	Against	Abstain
54,924,634.310	2,416,539.717	4,167,489.433

III-I. Diversification

Number of Votes:
For	Against	Abstain
55,104,553.304	2,242,932.377	4,161,177.779

Account Management Resources

For shareholders of Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006